UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22409

Tortoise MLP Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

Item 1. Reports to Stockholders.

NTG LISTED NYSE

Tortoise MLP Fund, Inc.

Yield

Growth

Quality

2014 2nd Quarter Report

May 31, 2014

...Steady Wins®

Company at a Glance

Tortoise MLP Fund, Inc. (NYSE: NTG) offers a closed-end fund strategy of investing in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.

Investment Focus

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. The fund focuses primarily on “midstream” energy infrastructure MLPs that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (NGLs).

Under normal circumstances, we invest at least 80 percent of NTG’s total assets in MLP equity securities with at least 70 percent of total assets in natural gas infrastructure MLP equity securities. Of the total assets in the fund, we may invest as much as 50 percent in restricted securities, primarily through direct investments in securities of listed companies. We do not invest in privately held companies and limit our investment in any one security to 10 percent.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 100 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Natural gas infrastructure MLPs are companies in which over 50 percent of their revenue, cash flow or assets are related to the operation of natural gas or NGL infrastructure assets. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

An NTG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

  The opportunity for tax deferred distributions and distribution growth;

  Simplified tax reporting (investors receive a single 1099) compared to directly owning MLP units;

  Appropriate for retirement and other tax exempt accounts;

  Potential diversification of overall investment portfolio; and

  Professional securities selection and active management by an experienced adviser.

June 23, 2014

Dear Fellow Stockholders,

The second fiscal quarter ending May 31, 2014 was positive for midstream MLPs, whose success continued to be driven by the robust oil and natural gas production that is creating the critical need for energy infrastructure build-out. Their performance was further enhanced by an upbeat earnings season and an uptick in pipeline reversal projects, particularly in the pipeline-constrained Marcellus shale in Pennsylvania where takeaway needs are acute.

With respect to the broad market, equities demonstrated some volatility as the second fiscal quarter unfolded, although strength among blue chips and stronger-than-expected first-quarter earnings reports from nearly three-quarters of the companies in the S&P 500 Index® helped maintain a generally upward trajectory. For the three- and six-month periods ending May 31, 2014, the S&P 500 Index® returned 4.0 and 7.6 percent respectively, with energy, utilities, consumer staples and materials emerging as the best-performing sectors.

Master Limited Partnership Sector Review and Outlook

MLPs handily outperformed the broader market, with the Tortoise MLP Index® posting 10.2 and 13.5 percent total returns for the three- and six-month periods through May 31, 2014. Midstream MLPs outperformed upstream MLPs by a wide margin, as upstream MLPs dealt with a weaker earnings season. The Tortoise Midstream MLP Index returned 10.8 and 14.0 percent for the three and six months, respectively, compared to the Tortoise Upstream MLP Index’s 1.5 and 6.8 percent returns for the same periods.

Strong oil and natural gas production growth out of premier North American shales is driving the need for new infrastructure, and midstream MLPs are responding. While infrastructure build-out continues to be weighted toward new crude oil and natural gas liquids pipelines, there has been an increase in natural gas pipelines activity, especially around the gas-rich Marcellus. In addition to all of this new construction, we also are seeing investments to enable gas pipelines to reverse the direction they transport gas. As the sources of oil and gas have shifted, some pipelines are adding bi-directional capability and reversing flow, reflecting how domestic production growth is reducing our reliance on imported energy and changing the way it moves around our country.

Capital markets continued to underpin sector growth, with MLPs raising approximately $14.6 billion in equity and $14.1 billion in debt offerings during the second fiscal quarter, bringing the totals for debt and equity raised during the first half of the fiscal year to approximately $19.6 billion and $20.7 billion respectively, including three new initial public offerings in the second quarter. Merger and acquisition activity has remained healthy, with approximately $14.7 billion in MLP transactions announced thus far in 2014. The largest of these was Kinder Morgan’s dropdown of natural gas assets to El Paso Pipeline Partners LP in a deal valued at approximately $2 billion. As part of the deal, El Paso will acquire a 50 percent interest in Ruby Pipeline and Gulf LNG and a 47.5 percent interest in Young Gas Storage.

Fund Performance Review

The fund’s assets increased from approximately $2.0 billion on Feb. 28, 2014, to approximately $2.3 billion on May 31, 2014, primarily due to net realized and unrealized gains on investments and approximately $110 million in new leverage. The fund’s leverage (including bank debt, senior notes and preferred stock) increased from 19.2 percent at the beginning of the quarter to 21.8 percent of total assets at the end of the quarter.

At fiscal quarter end, the fund paid a distribution of $0.42125 per common share ($1.685 annualized) to stockholders, which is in line with last quarter’s distribution and a 0.9 percent increase year over year. The distributions represented an annualized distribution rate of 5.9 percent based on the fund’s fiscal quarter closing price of $28.43. In managing the fund, Tortoise places particular emphasis on distribution coverage: distributable cash flow (DCF) earned by the fund divided by distributions paid to stockholders. Our goal is to declare what we believe to be sustainable quarterly distributions with increases safely covered by earned distributable cash flow. The distribution payout coverage was 98.2 percent for the fiscal quarter and 101.0 percent for the last four quarters.

For the fiscal quarter, the fund’s market-based total return was 4.4 percent and its NAV-based total return was 9.7 percent (7.6 and 10.8 percent for the six months, respectively) including the reinvestment of distributions. The difference between the market value total return and the NAV total return reflected a widening of the discount of the fund’s stock price relative to its NAV during the quarter. This was the case for many closed-end funds as they came under pressure due to concerns over rising interest rates.

(Unaudited)

2014 2nd Quarter Report       1

Key Quarterly Performance Drivers

  Robust production out of North American shales continued to be a catalyst for pipeline infrastructure expansion projects, which in turn supported the fund’s asset performance during the fiscal quarter.

  Natural gas pipeline MLPs added the most to absolute returns but underperformed the broader MLP market.

  The fund’s investments in gathering and processing pipeline companies that demonstrated solid fee-based growth profiles related to the increased demand for natural gas liquids infrastructure contributed to relative results. Better selection among this group led to relative outperformance.

  Performance also was boosted by the fund’s exposure to refined products and crude oil pipelines.

  Certain non-midstream MLPs the fund did not hold, given its midstream investment strategy, had strong performance during the quarter. This restrained performance slightly during the period.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

We believe the prolific volumes of oil and natural gas being produced in the premier basins will continue to drive the need for new pipelines to remove bottlenecks and transport these valuable resources from areas of new and growing production to end users.

In closing, we invite you to visit Tortoise’s new educational microsite, www.uncoverenergy.com, which provides articles covering 10 themes that trace North America’s energy past, present and future. We created this site as part of our commitment to promote education and knowledge about the energy sector. It is designed to be a resource for the investment community, educators and the general public. As always, we welcome your feedback and suggestions. Also, if you haven’t had a chance to view our May webcast of the annual stockholders meeting, we encourage you to do so.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP Fund, Inc.

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index, a sub-index of the Tortoise MLP Index®, is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream MLP Index is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Production sub sector indices. The S&P 500 Index® is a unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(Unaudited)

2       Tortoise MLP Fund, Inc.

KEY FINANCIAL DATA (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2013			2014
	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Total Income from Investments
Distributions from master limited partnerships	$26,111	$26,099	$27,397	$25,350	$27,013
Dividends paid in stock	1,187	1,224	1,270	1,302	967
Other income	—	—	359	—	—
Total from investments	27,298	27,323	29,026	26,652	27,980
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	3,753	3,860	3,807	3,978	4,516
Other operating expenses	324	321	315	348	348
	4,077	4,181	4,122	4,326	4,864
Distributable cash flow before leverage costs and current taxes	23,221	23,142	24,904	22,326	23,116
Leverage costs(2)	3,343	3,316	3,322	3,356	3,680
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,878	$19,826	$21,582	$18,970	$19,436
As a percent of average total assets(5)
Total from investments	5.83%	5.66%	6.02%	5.48%	5.25%
Operating expenses before leverage costs and current taxes	0.87%	0.87%	0.86%	0.89%	0.91%
Distributable cash flow before leverage costs and current taxes	4.96%	4.79%	5.16%	4.59%	4.34%
As a percent of average net assets(5)
Total from investments	8.39%	8.21%	8.91%	8.30%	8.10%
Operating expenses before leverage costs and current taxes	1.25%	1.26%	1.27%	1.35%	1.41%
Leverage costs and current taxes	1.03%	1.00%	1.02%	1.05%	1.07%
Distributable cash flow	6.11%	5.95%	6.62%	5.90%	5.62%

Selected Financial Information
Distributions paid on common stock	$19,549	$19,653	$19,740	$19,799	$19,799
Distributions paid on common stock per share	0.41750	0.41875	0.42000	0.42125	0.42125
Distribution coverage percentage for period(6)	101.7%	100.9%	109.3%	95.8%	98.2%
Net realized gain (loss), net of income taxes, for the period	9,232	5,325	8,154	(3,159)	7,781
Total assets, end of period	1,853,489	1,891,133	1,956,493	1,988,207	2,254,379
Average total assets during period(7)	1,858,008	1,914,383	1,933,455	1,973,730	2,113,784
Leverage(8)	345,000	345,000	372,200	381,000	491,000
Leverage as a percent of total assets	18.6%	18.2%	19.0%	19.2%	21.8%
Net unrealized appreciation, end of period	340,955	374,919	416,628	436,486	564,007
Net assets, end of period	1,270,264	1,287,655	1,315,866	1,308,440	1,415,146
Average net assets during period(9)	1,290,683	1,320,738	1,306,726	1,302,016	1,370,204
Net asset value per common share	27.11	27.44	28.00	27.84	30.11
Market value per common share	28.35	28.65	27.22	27.63	28.43
Shares outstanding (000’s)	46,861	46,932	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment loss, before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of long-term debt obligations, preferred stock and short-term borrowings.
(9)	Computed by averaging daily net assets within each period.

2014 2nd Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise MLP Fund, Inc.’s (“NTG”) primary investment objective is to provide a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure master limited partnerships (“MLPs”) and their affiliates, with an emphasis on natural gas infrastructure. Energy infrastructure MLPs own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities. Natural gas infrastructure MLPs are defined as companies engaged in such activities with over 50 percent of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets increased approximately $266 million during the 2nd quarter, primarily as a result of higher market values of our MLP investments and increased leverage utilization. Distribution increases from our MLP investments were in-line with our expectations. Asset-based expenses increased from the previous quarter along with average managed assets. Total leverage as a percent of total assets increased and we maintained our quarterly distribution of $0.42125 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long-term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount we receive as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense,

4       Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited)
(Continued)

distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 2nd quarter 2014 were approximately $28.0 million, representing an increase of 2.5 percent as compared to 2nd quarter 2013 and an increase of 5.0 percent as compared to 1st quarter 2014. On an annualized basis, total distributions for the quarter equate to 5.25 percent of our average total assets for the quarter. These changes reflect increases in per share distribution rates on our MLP investments, the distributions received from additional investments funded from leverage proceeds and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.91 percent of average total assets for the 2nd quarter 2014, an increase of 0.02 percent as compared to the 1st quarter 2014 and an increase of 0.04 percent as compared to 2nd quarter 2013. Advisory fees for the 2nd quarter 2014 increased 13.5 percent from 1st quarter 2014 as a result of increased average managed assets for the quarter as well as the full impact of the reduced waiver that took effect during the 1st quarter 2014. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.15 percent of average monthly managed assets from January 1, 2013 through December 31, 2013 and has agreed to waive an amount equal to 0.10 percent of average monthly managed assets during calendar year 2014 and an amount equal to 0.05 percent of average monthly managed assets during calendar year 2015.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $3.7 million for the 2nd quarter 2014, an increase of 9.7 percent as compared to the 1st quarter 2014 due to increased leverage utilization.

The weighted average annual rate of our leverage at May 31, 2014 was 3.18 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.125 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable Cash Flow

For 2nd quarter 2014, our DCF was approximately $19.4 million, a decrease of 2.2 percent as compared to 2nd quarter 2013 and an increase of 2.5 percent as compared to 1st quarter 2014. The changes are the net result of changes in distributions and expenses as outlined above. We paid a distribution of $19.8 million, or $0.42125 per share, during the quarter. This represents an increase of $0.00375 per share as compared to 2nd quarter 2013 and is unchanged from 1st quarter 2014.

Our distribution coverage ratio was 98.2 percent for 2nd quarter 2014, a decrease in the coverage ratio of 3.5 percent as compared to 2nd quarter 2013 and an increase of 2.4 percent as compared to 1st quarter 2014. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2014 YTD and 2nd quarter 2014 (in thousands):

	2014 YTD	2nd Qtr 2014
Net Investment Loss, before Income Taxes	$(19,590)	$(13,324)
Adjustments to reconcile to DCF:
Dividends paid in stock	2,269	967
Distributions characterized as return of capital	55,545	31,701
Amortization of debt issuance costs	182	92
DCF	$38,406	$19,436

2014 2nd Quarter Report       5

Management’s Discussion (Unaudited)
(Continued)

Liquidity and Capital Resources

We had total assets of $2.25 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 2nd quarter 2014, total assets increased by approximately $266 million. This change was primarily the result of a $182 million increase in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), a decrease in receivables for investments sold of approximately $5.0 million and net purchases during the quarter of approximately $89 million funded through increased leverage utilization.

Total leverage outstanding at May 31, 2014 was $491 million, an increase of $110 million as compared to February 28, 2014. Outstanding leverage is comprised of $313 million in senior notes, $90 million in preferred shares and $88 million outstanding under the credit facility, with 67.8 percent of leverage with fixed rates and a weighted average maturity of 3.6 years. Total leverage represented 21.8 percent of total assets at May 31, 2014, as compared to 19.2 percent as of February 28, 2014 and 18.6 percent as of May 31, 2013. We issued senior notes in the amount of $70 million on April 17, 2014 and $15 million on May 8, 2014 and $15 million of our senior notes matured on May 12, 2014. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $403 million is comprised of 78 percent private placement debt and 22 percent private placement preferred equity with a weighted average rate of 3.58 percent and remaining weighted average laddered maturity of approximately 4.4 years.

We use leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 8, 9 and 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the year ended 2013 were approximately 5 percent qualified dividend income and 95 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2013 was 100 percent return of capital. We currently estimate that 90 to 100 percent of 2014 distributions will be characterized as return of capital for tax purposes, with the remaining percentage, if any, characterized as qualified dividend income. A final determination of the characterization will be made in January 2015.

As of November 30, 2013, we had approximately $188 million in net operating losses. To the extent we have taxable income in the future that is not offset by net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2014, our investments are valued at approximately $2.252 billion, with an adjusted cost of $1.363 billion. The $889 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects a net deferred tax liability primarily due to unrealized gains (losses) on investments. At May 31, 2014, the balance sheet reflects a net deferred tax liability of approximately $341.6 million or $7.27 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

6       Tortoise MLP Fund, Inc.

Schedule of Investments
May 31, 2014
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 159.2%(1)

Natural Gas/Natural Gas Liquids Pipelines — 80.3%(1)
United States — 80.3%(1)
Crestwood Midstream Partners LP	2,396,515	$52,244,027
El Paso Pipeline Partners, L.P.	982,843	33,652,544
Energy Transfer Partners, L.P.	3,179,300	179,058,176
Enterprise Products Partners L.P.	2,541,298	190,139,917
EQT Midstream Partners, L.P.	920,999	75,650,858
Kinder Morgan Energy Partners, L.P.	404,700	30,777,435
Kinder Morgan Management, LLC(2)	713,905	51,451,147
ONEOK Partners, L.P.	2,422,832	133,498,043
Regency Energy Partners LP	3,426,420	95,254,476
Spectra Energy Partners, LP	3,863,800	202,656,310
Williams Partners L.P.	1,732,600	92,018,386
		1,136,401,319
Natural Gas Gathering/Processing — 38.3%(1)
United States — 38.3%(1)
Access Midstream Partners, L.P.	1,707,500	107,555,425
DCP Midstream Partners, LP	1,742,400	93,584,304
EnLink Midstream Partners, LP	1,644,609	50,111,236
MarkWest Energy Partners, L.P.	1,170,000	72,481,500
Summit Midstream Partners, LP	700,700	31,538,507
Targa Resources Partners LP	1,354,200	92,031,432
Western Gas Partners LP	1,304,294	93,896,125
		541,198,529
Crude/Refined Products Pipelines — 40.6%(1)
United States — 40.6%(1)
Buckeye Partners, L.P.	1,329,262	104,293,897
Enbridge Energy Partners, L.P.	1,438,700	44,599,700
Holly Energy Partners, L.P.	1,203,136	42,518,826
Magellan Midstream Partners, L.P.	999,000	81,798,120
MPLX LP	496,382	28,373,195
NuStar Energy L.P.	618,300	35,873,766
Phillips 66 Partners LP	301,600	18,261,880
Plains All American Pipeline, L.P.	1,959,928	110,677,134
Rose Rock Midstream Partners, L.P.	137,031	5,951,257
Sunoco Logistics Partners L.P.	628,206	57,794,952
Tesoro Logistics LP	498,200	34,724,540
Valero Energy Partners LP	220,382	9,791,572
		574,658,839
Total Master Limited Partnerships
and Related Companies (Cost $1,362,793,413)		2,252,258,687
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(3) (Cost $198,211)	198,211	198,211
Total Investments — 159.2%(1)
(Cost $1,362,991,624)		2,252,456,898
Other Assets and Liabilities — (30.7%)(1)		(434,311,343)
Long-Term Debt Obligations — (22.1%)(1)		(313,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (6.4%)(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,415,145,555

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Rate indicated is the current yield as of May 31, 2014.

See accompanying Notes to Financial Statements.

2014 2nd Quarter Report       7

Statement of Assets & Liabilities
May 31, 2014
(Unaudited)

Assets
Investments at fair value (cost $1,362,991,624)	$2,252,456,898
Receivable for Adviser fee waiver	361,968
Prepaid expenses and other assets	1,560,075
Total assets	2,254,378,941
Liabilities
Payable to Adviser	3,438,694
Accrued expenses and other liabilities	3,231,856
Deferred tax liability	341,562,836
Short-term borrowings	88,000,000
Long-term debt obligations	313,000,000
Mandatory redeemable preferred stock ($25.00 liquidation
value per share; 3,600,000 shares outstanding)	90,000,000
Total liabilities	839,233,386
Net assets applicable to common stockholders	$1,415,145,555
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 47,000,211 shares issued
and outstanding (100,000,000 shares authorized)	$47,000
Additional paid-in capital	837,258,807
Accumulated net investment loss, net of income taxes	(68,654,655)
Undistributed realized gain, net of income taxes	82,487,302
Net unrealized appreciation of investments, net of income taxes	564,007,101
Net assets applicable to common stockholders	$1,415,145,555
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$30.11

Statement of Operations
Period from December 1, 2013 through May 31, 2014
(Unaudited)

Investment Income
Distributions from master limited partnerships	$52,362,837
Less return of capital on distributions	(55,544,843)
Net distributions from master limited partnerships	(3,182,006)
Dividends from money market mutual funds	29
Total Investment Loss	(3,181,977)
Operating Expenses
Advisory fees	9,583,653
Administrator fees	237,472
Professional fees	103,960
Stockholder communication expenses	91,255
Directors’ fees	88,168
Fund accounting fees	44,209
Custodian fees and expenses	42,746
Registration fees	20,894
Franchise fees	9,973
Stock transfer agent fees	6,264
Other operating expenses	50,301
Total Operating Expenses	10,278,895
Leverage Expenses
Interest expense	5,084,490
Distributions to mandatory redeemable preferred stockholders	1,868,501
Amortization of debt issuance costs	182,178
Other leverage expenses	83,064
Total Leverage Expenses	7,218,233
Total Expenses	17,497,128
Less fees waived by Adviser	(1,089,135)
Net Expenses	16,407,993
Net Investment Loss, before Income Taxes	(19,589,970)
Deferred tax benefit	6,466,995
Net Investment Loss	(13,122,975)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	7,298,073
Deferred tax expense	(2,676,324)
Net realized gain on investments	4,621,749
Net unrealized appreciation of investments, before income taxes	232,721,615
Deferred tax expense	(85,342,870)
Net unrealized appreciation of investments	147,378,745
Net Realized and Unrealized Gain on Investments	152,000,494
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$138,877,519

See accompanying Notes to Financial Statements.

8       Tortoise MLP Fund, Inc.

Statement of Changes in Net Assets

	Period from
	December 1, 2013
	through	Year Ended
	May 31, 2014	November 30, 2013
	(Unaudited)
Operations
Net investment loss	$(13,122,975)	$(19,490,034)
Net realized gain on investments	4,621,749	37,812,183
Net unrealized appreciation of investments	147,378,745	223,153,248
Net increase in net assets applicable to common stockholders resulting from operations	138,877,519	241,475,397
Distributions to Common Stockholders
Return of capital	(39,597,678)	(78,345,962)
Capital Stock Transactions
Proceeds from shelf offerings of 223,888 common shares	—	6,364,992
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(103,845)
Issuance of 216,490 common shares from reinvestment of distributions to stockholders	—	5,839,742
Net increase in net assets applicable to common stockholders from capital stock transactions	—	12,100,889
Total increase in net assets applicable to common stockholders	99,279,841	175,230,324
Net Assets
Beginning of period	1,315,865,714	1,140,635,390
End of period	$1,415,145,555	$1,315,865,714
Accumulated net investment loss, net of income taxes, end of period	$(68,654,655)	$(55,531,680)

See accompanying Notes to Financial Statements.

2014 2nd Quarter Report       9

Statement of Cash Flows
Period from December 1, 2013 through May 31, 2014
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$52,362,837
Dividend income received	29
Purchases of long-term investments	(294,774,610)
Proceeds from sales of long-term investments	180,671,175
Purchases of short-term investments, net	(119,301)
Interest expense paid	(4,801,367)
Distributions to mandatory redeemable preferred stockholders	(1,868,500)
Other leverage expenses paid	(44,798)
Operating expenses paid	(8,830,942)
Net cash used in operating activities	(77,405,477)
Cash Flows From Financing Activities
Advances from revolving line of credit	264,800,000
Repayments on revolving line of credit	(204,000,000)
Issuance of long-term debt obligations	85,000,000
Maturity of long-term debt obligations	(27,000,000)
Common stock issuance costs	(876)
Debt issuance costs	(28,573)
Distributions paid to common stockholders	(41,365,074)
Net cash provided by financing activities	77,405,477
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$138,877,519
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(294,153,535)
Proceeds from sales of long-term investments	180,671,175
Purchases of short-term investments, net	(119,301)
Return of capital on distributions received	55,544,843
Deferred tax expense	81,552,199
Net unrealized appreciation of investments	(232,721,615)
Net realized gain on investments	(7,298,073)
Amortization of debt issuance costs	182,178
Changes in operating assets and liabilities:
Increase in prepaid expenses and other assets	(43,428)
Decrease in payable for investments purchased	(621,075)
Increase in payable to Adviser, net of fee waiver	503,409
Increase in accrued expenses and other liabilities	220,227
Total adjustments	(216,282,996)
Net cash used in operating activities	$(77,405,477)

See accompanying Notes to Financial Statements.

10       Tortoise MLP Fund, Inc.

Financial Highlights

	Period from				Period from
	December 1, 2013	Year Ended	Year Ended	Year Ended	July 30, 2010(1)
	through	November 30,	November 30,	November 30,	through
	May 31, 2014	2013	2012	2011	November 30, 2010
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$28.00	$24.50	$24.54	$24.91	$—
Public offering price	—	—	—	—	25.00
Income from Investment Operations
Net investment loss(3)	(0.28)	(0.42)	(0.40)	(0.34)	(0.04)
Net realized and unrealized gain on investments(3)	3.23	5.59	2.02	1.61	1.49
Total income from investment operations	2.95	5.17	1.62	1.27	1.45
Distributions to Common Stockholders
Return of capital	(0.84)	(1.67)	(1.66)	(1.64)	(0.36)
Capital stock transactions
Underwriting discounts and offering costs on issuance of common stock(4)	—	—	—	—	(1.18)
Premiums less underwriting discounts and offering costs on issuance
of common stock(5)	—	0.00	0.00	—	—
Total capital stock transactions	—	0.00	0.00	—	(1.18)
Net Asset Value, end of period	$30.11	$28.00	$24.50	$24.54	$24.91
Per common share market value, end of period	$28.43	$27.22	$24.91	$24.84	$24.14
Total Investment Return Based on Market Value(6)(7)	7.60%	16.27%	7.14%	9.88%	(2.02)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,415,146	$1,315,866	$1,140,635	$1,127,592	$1,131,120
Average net assets (000’s)	$1,336,485	$1,274,638	$1,157,421	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.44%	1.38%	1.34%	1.30%	1.07%
Other operating expenses	0.10	0.10	0.10	0.13	0.12
Total operating expenses, before fee waiver	1.54	1.48	1.44	1.43	1.19
Fee waiver	(0.16)	(0.23)	(0.28)	(0.32)	(0.28)
Total operating expenses	1.38	1.25	1.16	1.11	0.91
Leverage expenses	1.08	1.08	1.20	1.22	0.48
Income tax expense(9)	12.24	11.09	3.86	3.11	10.44
Total expenses	14.70%	13.42%	6.22%	5.44%	11.83%

See accompanying Notes to Financial Statements.

2014 2nd Quarter Report       11

Financial Highlights
(Continued)
	Period from				Period from
	December 1, 2013	Year Ended	Year Ended	Year Ended	July 30, 2010(1)
	through	November 30,	November 30,	November 30,	through
	May 31, 2014	2013	2012	2011	November 30, 2010
	(Unaudited)
Ratio of net investment loss to average net assets before fee waiver(8)	(2.13)%	(1.76)%	(1.88)%	(1.69)%	(0.79)%
Ratio of net investment loss to average net assets after fee waiver(8)	(1.97)%	(1.53)%	(1.60)%	(1.37)%	(0.51)%
Portfolio turnover rate(6)	8.80%	13.42%	15.14%	19.57%	1.24%
Short-term borrowings, end of period (000’s)	$88,000	$27,200	$23,900	$10,100	$30,700
Long-term debt obligations, end of period (000’s)	$313,000	$255,000	$255,000	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of long-term debt obligations outstanding,
end of period	$6.66	$5.43	$5.48	$5.55	$5.07
Per common share amount of net assets, excluding long-term debt obligations,
end of period	$36.77	$33.43	$29.98	$30.09	$29.98
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(10)	$4,753	$5,982	$5,412	$5,593	$5,684
Asset coverage ratio of long-term debt obligations and short-term borrowings(10)	475%	598%	541%	559%	568%
Asset coverage, per $25 liquidation value per share of mandatory redeemable
preferred stock(11)	$97	$113	$102	$104	$106
Asset coverage ratio of preferred stock(11)	388%	454%	409%	418%	423%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2013, 2012 and 2011 and the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012. Amount is less than $0.01 for the years ended November 30, 2013 and 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the period from December 1, 2013 through May 31, 2014, the Company accrued $81,552,199 for net deferred income tax expense. For the year ended November 30, 2013, the Company accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, the Company accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited)
May 31, 2014

1. Organization

Tortoise MLP Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 23, 2010, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector, with an emphasis on natural gas infrastructure. The Company commenced operations on July 30, 2010. The Company’s stock is listed on the New York Stock Exchange under the symbol “NTG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at May 31, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through November 30, 2013, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2013, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2012 through November 30, 2013 based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $5,927,000 or $0.126 per share ($3,752,000 or $0.080 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $5,526,000 or $0.118 per share ($3,498,000 or $0.075 per share, net of deferred tax expense), and an increase in realized gains of approximately $401,000 or $0.008 per share ($254,000 or $0.005 per share, net of deferred tax expense) for the period from December 1, 2013 through May 31, 2014.

Subsequent to the period ended February 28, 2014, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2014 estimates, after considering the final allocations for 2013. This reclassification amounted to a decrease in pre-tax net investment income of approximately $204,000 or $0.005 per share ($129,000 or $0.003 per share, net of deferred tax benefit), a decrease in unrealized appreciation of investments of approximately $531,000 or $0.011 per share ($336,000 or $0.007 per share, net of deferred tax benefit), and an increase in realized gains of approximately $735,000 or $0.016 per share ($465,000 or $0.010 per share, net of deferred tax expense).

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their

2014 2nd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2013 and the period ended May 31, 2014 was 100 percent return of capital. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2013 were 5 percent qualified dividend income and 95 percent return of capital. The tax character of distributions paid to common stockholders in the current year will be determined subsequent to November 30, 2014.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2013 and the period ended May 31, 2014 was 100 percent return of capital. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2013 were 100 percent qualified dividend income. The tax character of distributions paid to MRP stockholders in the current year will be determined subsequent to November 30, 2014.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the period ended May 31, 2014 for the Series H Notes ($45,806) that were issued in April and May 2014 and the Series I Notes ($7,524) and Series J Notes ($22,671) that were issued in April 2014.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended May 31, 2014.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 80 percent of its total assets in equity securities of MLPs in the energy infrastructure sector and to invest at least 70 percent of its total assets in equity securities of natural gas infrastructure MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. The Company will not invest in privately held companies. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate

14       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.15 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, and has agreed to waive an amount equal to 0.10 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014, and 0.05 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2015. In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$86,829,966
Capital loss carryforwards	14,928,040
101,758,006
Deferred tax liabilities:
Basis reduction of investment in MLPs	116,976,033
Net unrealized gains on investment securities	326,344,809
443,320,842
Total net deferred tax liability	$341,562,836

At May 31, 2014, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income of the appropriate character. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2014, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the period ended May 31, 2014, as follows:

Application of statutory income tax rate	$77,150,401
State income taxes, net of federal tax benefit	3,725,262
Permanent differences	676,536
Total income tax expense	$81,552,199

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2013 through May 31, 2014, the components of income tax expense include deferred federal and state income tax expense (net of federal tax benefit) of $77,795,774 and $3,756,425, respectively.

As of November 30, 2013, the Company had net operating losses for federal income tax purposes of approximately $188,367,000. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the years ending November 30, 2030 through November 30, 2033. The amount of deferred tax asset for net operating losses and capital loss carryforwards at May 31, 2014 includes amounts for the period from December 1, 2013 through May 31, 2014. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income.

As of May 31, 2014, the aggregate cost of securities for federal income tax purposes was $1,044,168,966. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,208,287,932, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $1,208,287,932.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2014 2nd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of May 31, 2014. These assets are measured on a recurring basis.

	Fair Value at
Description	May 31, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$2,252,258,687	$2,252,258,687	$—	$—
Other Securities:
Short-Term Investment(b)	198,211	198,211	—	—
Total Assets	$2,252,456,898	$2,252,456,898	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2014.

The Company did not hold any Level 3 securities during the period from December 1, 2013 through May 31, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period ended May 31, 2014.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Investment Transactions

For the period from December 1, 2013 through May 31, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $294,153,535 and $180,671,175 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $313,000,000 aggregate principal amount of private senior notes (collectively, the “Notes”) outstanding at May 31, 2014. During the period from December 1, 2013 through May 31, 2014, the Company issued Notes with an aggregate principal amount of $85,000,000. Series H Notes were issued on April 17, 2014 in the amount of $30,000,000 and on May 8, 2014 in the amount of $15,000,000. Series I Notes ($10,000,000) and Series J Notes ($30,000,000) were issued on April 17, 2014. The Company’s Series A Notes with a notional amount of $12,000,000 and fixed interest rate of 2.48 percent were paid in full upon maturity on December 15, 2013. The Company’s Series F Notes with a notional amount of $15,000,000 and a floating interest rate based on 3-month LIBOR plus 1.35 percent were paid in full upon maturity on May 12, 2014. The average interest rate on Series F Notes during the period from December 1, 2013 through May 12, 2014 was 1.59 percent.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series E and Series H Notes approximates the carrying amount because the interest rates fluctuate with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, payment frequency, notional/carrying amount and estimated fair value for each series of Notes outstanding at May 31, 2014.

					Notional/
	Maturity	Interest		Payment	Carrying	Estimated
Series	Date	Rate		Frequency	Amount	Fair Value
Series B	December 15, 2015	3.14%		Quarterly	$24,000,000	$24,680,322
Series C	December 15, 2017	3.73%		Quarterly	57,000,000	59,894,696
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	119,108,040
Series E	December 15, 2015	1.93	%(1)	Quarterly	25,000,000	25,000,000
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,674,853
Series H	April 17, 2019	1.58	%(2)	Quarterly	45,000,000	45,000,000
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,096,940
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,615,802
					$313,000,000	$325,070,653

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.70 percent. The current rate is effective for the period from March 15, 2014 through June 15, 2014. The weighted-average rate for the period from December 1, 2013 through May 31, 2014 was 1.94 percent.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from April 17, 2014 through July 17, 2014. The weighted-average rate for the period from April 17, 2014 (date of issuance) through May 31, 2014 was 1.58 percent.

16       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 3,600,000 shares of private Mandatory Redeemable Preferred (“MRP”) Stock authorized and outstanding at May 31, 2014. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of each series of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, aggregate liquidation preference, number of shares outstanding and estimated fair value of each series of MRP Stock outstanding as of May 31, 2014.

	Mandatory		Aggregate
	Redemption	Fixed	Liquidation	Shares	Estimated
Series	Date	Rate	Preference	Outstanding	Fair Value
Series A	December 15, 2015	3.69%	$25,000,000	1,000,000	$25,639,382
Series B	December 15, 2017	4.33%	65,000,000	2,600,000	67,918,386
			$90,000,000	3,600,000	$93,557,768

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

As of May 31, 2014, the Company has a $107,000,000 unsecured, revolving credit facility that matures on June 16, 2014. Bank of America, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The capacity of the credit facility was increased from $60,000,000 to $73,000,000 on December 20, 2013, and further increased to $107,000,000 on January 15, 2014. Outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2014 was approximately $59,700,000 and 1.28 percent, respectively. At May 31, 2014, the principal balance outstanding was $88,000,000 at an interest rate of 1.28 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2014, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 47,000,211 shares outstanding at May 31, 2014 and November 30, 2013.

12. Subsequent Events

On June 16, 2014, the Company entered into an amendment to its credit facility that extends the credit facility through June 15, 2015. The terms of the amendment provide for an unsecured revolving credit facility of $107,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

2014 2nd Quarter Report       17

Additional Information (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 28, 2014. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
Conrad S. Ciccotello
Affirmative	38,943,401
Withheld	461,650
TOTAL	39,405,051

No. of Shares
Terry C. Matlack
Affirmative	38,940,159
Withheld	464,892
TOTAL	39,405,051

Each of Charles E. Heath and Rand C. Berney continued as a director with a term expiring on the date of the 2015 annual meeting of stockholders. H. Kevin Birzer continued as a director with a term expiring on the date of the 2016 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (8 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	5
Against	0
Abstain	0
TOTAL	5

Vote of Stockholders	No. of Shares
Affirmative	15,559,379
Against	1,312,790
Abstain	332,388
Broker Non-votes	18,995,284
TOTAL	36,199,841

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2014.

No. of Shares
Affirmative	39,750,799
Against	209,527
Abstain	189,874
TOTAL	40,150,200

Based upon votes required for approval, each of these matters passed.

18       Tortoise MLP Fund, Inc.

Additional Information (Unaudited) (Continued)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2014, the aggregate compensation paid by the Company to the independent directors was $77,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2014 2nd Quarter Report       19

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise MLP Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,513	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$492

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,396	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$528

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$260

(1) As of 6/30/14

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/1/13-12/31/13	0	0	0	0
Month #2 1/1/14-1/31/14	0	0	0	0
Month #3 2/1/14-2/28/14	0	0	0	0
Month #4 3/1/14-3/31/14	0	0	0	0
Month #5 4/1/14-4/30/14	0	0	0	0
Month #6 5/1/14-5/31/14	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise MLP Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date July 22, 2014

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date July 22, 2014